As filed with the Securities and Exchange Commission on August 28, 2003

                                                 File Nos. 333-1171 and 811-7521

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [X]
                  Pre-Effective Amendment No.                                [ ]
                                              ----------
                  Post-Effective Amendment No.   10                          [X]
                                              --------

                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]
                  Amendment No.      11                                      [X]
                                -----------------

                                THE KENWOOD FUNDS
                                -----------------
               (Exact Name of Registrant as Specified in Charter)

                              10 S. LaSalle Street
                                   Suite 3610
                             Chicago, Illinois 60603
               (Address of Principal Executive Offices) (Zip Code)

                                  312-368-1666
              (Registrant's Telephone Numbers, Including Area Code)


                               Agent for Service:
                                   Arthur Don
                              D'Ancona & Pflaum LLC
                         111 E. Wacker Drive, Suite 2800
                             Chicago, Illinois 60601
                                  312-602-2048


 As soon as practicable after this Registration Statement is declared effective.
                 (Approximate Date of Proposed Public Offering)

     It is proposed that this filing will become effective (check appropriate box):

[ ]             immediately upon filing pursuant to paragraph (b).
[X]             on September 1, 2003 pursuant to paragraph (b).
                   -----------------
[ ]             60 days after filing pursuant to paragraph (a)(1).
[ ]             on (date) pursuant to paragraph (a)(1).
[ ]             75 days after filing pursuant to paragraph (a)(2).
[ ]             on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                            (THE KENWOOD FUNDS LOGO)



                               The Kenwood Funds
                                   Prospectus

                               September 1, 2003


                        The Kenwood Growth & Income Fund

             Investing primarily in mid-capitalization value stocks
                   for capital appreciation and current income






                                   Prospectus

                                September 1, 2003









           The Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy
                             or completeness of this
                  prospectus. It is a criminal offense to state
                                   otherwise.


Table of Contents


                                The Fund

What investors should           Investment Objective...........................2
know about the Fund             Principal Investment Strategy..................2
                                Other Investment Matters.......................3
                                Principal Risks................................3
                                Who Should Invest..............................4
                                Past Performance...............................4
                                Fees and Expenses..............................6
                                The Adviser....................................7
                                The Portfolio Managers.........................7
                                Historical Results of the Investment Adviser...7
                                Financial Highlights of the Fund...............9


                                Your Investment


Information for managing        Distribution of Shares........................10
your account                    Buying Shares.................................10
                                Telephone Transactions........................11
                                Exchanging Shares.............................11
                                Redeeming Shares..............................12
                                Net Asset Value...............................14
                                Dividends and Distributions...................14
                                Taxes.........................................14
                                Retirement Plans..............................15
                                Privacy Policy................................16




The Fund                                        The Kenwood Growth & Income Fund
                                                            Ticker Symbol: KNWDX

Investment Objective

The Fund's investment objective is capital appreciation and current income.

Principal Investment Strategy

The Fund invests primarily in common stock of U.S. mid-capitalization ("midcap") companies that are considered to be undervalued. We define midcap companies as those with total market value of $400 million to $8 billion. In The Kenwood Group's (the "Adviser's") judgment, this market niche tends to be more liquid than the small cap market, and thus may represent lower risks while offering comparable returns to the small cap market. In addition, the midcap market may provide comparable returns to the large cap market without significantly greater risks.

We manage the Fund with an emphasis on value, giving preference to the stocks of well-managed companies that are priced below their inherent worth. In determining the value of a stock, we relate the current price to present and anticipated future earnings and to a company's assets and equity.

We look for stocks that we believe have low risk, rather than seeking those with extraordinary upside potential. By "low risk" we mean that in the Adviser's judgment the risks of investing in the Fund's portfolio present no additional risks beyond those inherent in the market. We prefer stocks with a record of paying dividends, because dividends provide income as well as some protection in a volatile or weak market. Rather than engaging in market timing, the Fund takes long-term positions and normally remains fully invested.

Rigorous fundamental analysis is central to the Fund's investment strategy. We carefully analyze the financial and operational characteristics and management strategies of each company under consideration before it is added to the Fund's portfolio. We try to identify securities that are temporarily undervalued but have potential for growth in earnings and dividends. We make ongoing portfolio selections in light of current and reasonably anticipated future financial conditions. We believe that there are many such stocks that have not been fully recognized or widely followed by investors among the midcap companies that are our main focus.

This investment approach is designed to outperform the Russell Midcap Value Index and the S&P MidCap 400 Index. However, we cannot guarantee that we will achieve this goal.

--------------------------------------------------------------------------------
Concepts to Understand

Market capitalization or "market cap" is a gauge of a company's size. It is the total number of outstanding shares multiplied by the current price of the stock.

Undervalued  stocks are those that  appear to be priced  below  their  intrinsic
worth  or  business   prospects,   based  on  financial   measurements  such  as
price-earnings or price-to-book value ratios.

Market timing is the practice of moving into and out of the market from time to time according to what an investor believes is the likely market direction.
--------------------------------------------------------------------------------


Other Investment Matters

Portfolio Turnover. The Fund may realize some short-term gains or losses if the Adviser believes the potential valuation of a security has been achieved, considers that other securities have higher relative valuation potential, or otherwise believes that such trading is advisable. A turnover rate of 100% is equivalent to the Fund buying and selling all of the securities in its portfolio once in the course of a year. The Fund's portfolio turnover rate is shown in the "Financial Highlights" section of this prospectus. The higher the turnover rate, the more brokerage commissions the Fund will pay which may adversely affect performance. Higher turnover may result in increased distributions of taxable capital gains.

Fundamental and Non-Fundamental Policies. The fundamental investment restrictions set forth in the Statement of Additional Information cannot be changed without a vote of the shareholders. The investment objective and all other investment policies of the Fund are not fundamental and may be changed without shareholder approval. In the event the Fund's investment objective should ever be changed, such change may result in an objective different from the objective the shareholder considered appropriate at the time of investment in the Fund.

Principal Risks

An investment in The Kenwood Growth & Income Fund, like any mutual fund, is not a bank deposit. It is not insured or guaranteed by any government agency. Although we strive to achieve the Fund's objective, we cannot offer guaranteed results. The value of your investment in the Fund may go up or down, which means that you could lose money.

Market Risk. Due to the risks of investing in equity markets, the Fund may experience a sudden, unpredictable decline in value, as well as periods of poor performance. Because stock values move up and down, the value of your shares may go up and down.

Company Risk. The price of a common stock varies with the performance of its issuer. As a result, the success of the companies in which the Fund invests largely determines the Fund's performance.

Management Risk. The investment strategy used by the Adviser may fail to produce the intended results.

--------------------------------------------------------------------------------
Concepts to Understand

In investing, risk is normally defined as the extent to which an investment is subject to uncertainty. In general, investments with higher long-term expected returns have more risk. This means that their returns may vary quite a lot from one time period to another. Less risky investments generally have returns that are lower but more predictable.

Total return measures how much the value of an investment changes, assuming all dividend income and capital gain distributions are reinvested. Investing in midcap stocks may be more risky and volatile than investing in large cap stocks.
--------------------------------------------------------------------------------

Who Should Invest


You should consider investing in the Fund if you are looking for long-term growth of your investment with a moderate level of current income, and if you are comfortable with the associated risks. We are long-term investors, and we strongly encourage investors in the Fund to plan on holding their investments for at least three years.

While equities have historically provided higher returns than most bond and money-market investments, stock prices do fluctuate. Thus, you should not invest in the Fund if you anticipate a near-term need for either the principal or the gains from your investment. However, since the Fund invests mainly in stocks that pay dividends, it may be suitable for investors who want to combine the long-term growth available from equity investments with a modest amount of current income.

--------------------------------------------------------------------------------
If you prefer modest but predictable returns, you should choose low-risk investments such as government bonds or money market funds. If you are willing to accept returns that vary and even the possibility of losing your money, investments with higher expected returns such as stocks and equity funds may be suitable for you.
--------------------------------------------------------------------------------

Past Performance


The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart illustrates the year-to-year changes in the Fund's performance, while the table compares the Fund's average annual returns to two broad measures of market performance: the Russell Midcap Value Index and the S&P MidCap 400 Index. These are widely recognized, unmanaged indices that measure overall performance of the market segment in which the Fund invests. The indices measure overall market returns, not actual returns an investor might experience. They do not take into account the costs of buying or selling securities or managing a stock portfolio, costs that are deducted from mutual fund returns. You may not invest directly in an index.


Remember,  the  Fund's  past  performance,   before  and  after  taxes,  is  not
necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
Indices Used for Comparison

The Russell Midcap Value Index is a market capitalization-weighted index that measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

The S&P (Standard & Poor's) MidCap 400 Index is an unmanaged market-value weighted index representing 400 medium-size companies.

Both the Russell Midcap Value and the S&P MidCap 400 indices measure the stock performance of companies in the size range that The Kenwood Growth & Income Fund emphasizes.
--------------------------------------------------------------------------------


                            Year-by-Year Total Return

                           For each full calendar year
                         since the Fund was established

1997:    30.24%
1998:    -1.63%
1999:     3.04%
2000:     0.90%
2001:    15.74%
2002:   -16.70%



The Fund's year-to-date total return for the six months ended June 30, 2003 was 9.40%.


---------------------- -------------------------------------- ------------------
     Best Quarter                April - June 1999                    19.17%
     Worst Quarter             July - September 2002                 -23.24%
---------------------- -------------------------------------- ------------------

Average Annual Total Return
------------------------------------------- ------------------------------------
                                                     For periods ended
                                                     December 31, 2002
                                            ------------------------------------
                                            One Year Five Years  Since Inception
                                                                       5/1/96
The Kenwood Growth & Income Fund
     Return Before Taxes                    -16.70%   -0.28%       5.05%
     Return After Taxes on Distributions(1) -16.98%   -1.60%       3.53%
     Return After Taxes on Distributions
       and Sale of Fund Shares(1)           -10.26%   -0.77%       3.46%
Russell Midcap Value Index(2)                -9.65%    2.95%       8.80%
S&P MidCap 400 Index(3)                     -14.51%    6.41%      10.67%
------------------------------------------- -------- ----------- ---------------


(1) After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(2) The Russell Midcap Value Index is a market cap-weighted index and measures the performance of Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the
     Russell 1000 Value Index. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.
(3) The S&P MidCap 400 Index is an unmanaged market-value weighted index representing 400 medium-size companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (expenses paid directly from your investment)
------------------------------------------------------------------------ -------
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price) .................................... None
Maximum deferred sales charge (load) ................................... None
Maximum deferred sales charge (load) imposed on reinvested dividends ... None
Redemption fee* ........................................................ None
Exchange fee** ......................................................... None
Maximum account fee .................................................... None
------------------------------------------------------------------------ -------


Annual Fund Operating Expenses (expenses deducted from Fund assets) for the fiscal year ended April 30, 2003

-------------------------------------------------------------------- -----------
Management fees ....................................................    0.75%
Distribution (12b-1) fees ..........................................    0.25%
Other expenses .....................................................    5.62%
                                                                     -----------
Total annual operating expenses ....................................    6.62%
     Less Expense Reimbursement ....................................   -5.62%
                                                                     -----------
Net Expenses*** ....................................................    1.00%
-------------------------------------------------------------------- ===========

*    The transfer agent currently charges a $15.00 fee for each wire redemption.
** The transfer agent currently charges a $5.00 fee for each telephone exchange.

*** The Adviser has contractually agreed to limit the Fund's annual regular operating expenses for the fiscal year ended April 30, 2003 to 1.00% and has agreed to the same limitation until April 30, 2005. The Adviser may or may not extend this expense limitation after that date.


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Because actual returns and expenses will be different, this example is for comparison only. It uses the same hypothetical conditions that other funds use in their prospectuses.

-------------------------------------------------------------------------------
Concepts to Understand

Management  fees cover the costs of overseeing  the Fund's  investments.

Distribution (12b-1) fees pay for promotion and distribution of Fund shares and services provided to shareholders.

Other  expenses  include  the  costs  of  the  custodian,   administrator,  fund
accountant and transfer agent, auditors, attorneys and trustees.
--------------------------------------------------------------------------------

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------- ---------------- ----------------- ----------------
     One Year         Three Years       Five Years        Ten Years


      $102*             $877**           $2,188**         $5,285**

------------------- ---------------- ----------------- ----------------

* Please note that the one year cost is based on the Fund's net expenses resulting from the Adviser's agreement to limit annual regular operating expenses to one percent for the period ending April 30, 2005.

** The three, five and ten year figures are based upon the Fund's expenses for the next two years being limited to one percent, plus the expenses in years three through ten that would be incurred without the expense limitation.


The Adviser


The Kenwood  Group,  Inc.,  an  Illinois  corporation  with  offices at 10 South
LaSalle Street, Suite 3610, Chicago, Illinois 60603, serves as the Fund's investment adviser. The Adviser has acted as an investment adviser to institutional investors since 1990. As of June 30, 2003, the Adviser had approximately $267 million in assets under management. Barbara L. Bowles, CFA, has been the Chief Executive Officer, Chief Investment Officer, and controlling shareholder of the Adviser since the Fund's inception.

The Adviser manages the investment and reinvestment of the assets of the Fund. The Adviser furnishes continuous advice concerning the Fund's investments. In addition, the Adviser provides office space for the Fund and pays the salaries of employees, who are Fund officers, and the fees for the Trustees.

For such services, the Adviser is entitled to obtain from the Fund monthly fees based upon the Fund's average daily net assets at the following annual rate:
0.75% on the first $500 million of average daily net assets, 0.70% on the next $500 million of average daily net assets, and 0.65% on average daily net assets over $1 billion. The Adviser has agreed to limit the Fund's annual regular operating expenses to one percent for all fiscal years through April 30, 2005. For the fiscal year ending April 30, 2003, the Adviser waived its entire advisory fee.


The Portfolio Managers

The Fund is co-managed by the following individuals:

Barbara L. Bowles, CFA. As Founder,  Chairman and CEO of the Adviser (founded in
1989), Ms. Bowles has been managing the Fund since its inception in 1996. Ms. Bowles previously served as Corporate Vice President of Kraft, Inc. for many years and Assistant Vice President and Director of Investor Relations for
Beatrice Companies, Inc. Ms. Bowles has an MBA degree in Finance from the University of Chicago.


Mark W. Watson. As President and Senior Portfolio Manager of the Adviser, Mr. Watson has served as Co-Portfolio Manager of the Fund since October 2001. Previously, Mr. Watson served as the Managing Director of Equinox Capital Management from 1996 to 2001. Prior to joining Equinox, Mr. Watson served as Vice President and a member of the U.S. Portfolio Manager/Equity Analyst team at PPM America. Prior to that, Mr. Watson served as Vice President and Equity Analyst with the Adviser. Mr. Watson has an MBA degree in Finance from the University of Chicago.


Historical Results of the Investment Adviser

Below is performance data provided by the Adviser relating to annual average investment results of a composite of all fully discretionary client accounts, excluding the Fund, whose portfolios were managed by the Adviser. These advisory accounts had the same investment objective as the Fund and were managed using substantially similar, though not necessarily identical, investment strategies and techniques as those used by the Fund. Because of the similarities in investment strategies and techniques, the Adviser believes that the advisory accounts are sufficiently comparable to the Fund to make the performance data listed below relevant to investors in the Fund.

The results presented will not necessarily equate with the returns experienced by the Fund, due to differences in brokerage commissions, management fees, the size of positions taken in relation to account size and diversification of securities, as well as other costs and expenses borne by the Fund but not incurred by the advisory accounts. Also, private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, might adversely affect the performance results. In addition, the performance of the Fund contained in the Financial Highlights is calculated as of the end of the Fund's fiscal year while the Adviser's performance is calculated as of the end of the calendar year.
Different methods of determining the performance from those described in the footnote to the chart below may result in different performance figures. An investor should not rely on the following performance figures as an indication of the future performance of either the Adviser's separate advisory accounts or the Fund.

                           Average Annual Total Return
----------------------------- --------------------------------------------------

                                             For periods ended
                                             December 31, 2002
                              --------------------------------------------------
                                                                 Since Inception
                                One     Three    Five      Ten   of The Kenwood
                                Year    Years    Years    Years  Funds (5/1/96)
                                ----    -----    -----    -----  --------------
The Kenwood Group Composite*  -15.66%  -0.19%    0.75%    9.20%       5.99%
Russell Midcap Value Index     -9.65%   3.29%    2.95%   11.06%       8.80%
S&P MidCap 400 Index          -14.51%  -0.05%    6.41%   11.96%      10.67%
----------------------------- ------- --------- ------- -------- ---------------

* This composite includes all of the Adviser's accounts since the beginning of its operation, excluding the Fund. Inclusion of the Fund would have no material effect on the composite.

                           THE KENWOOD GROUP COMPOSITE
                            HISTORICAL PERFORMANCE(1)
                            Periods ended December 31

    ------ --------------- ------------- -------------- ----------------------
                After         Before
             Investment     Investment   Russell Midcap      S&P MidCap
    Year     Expenses(2)    Expenses(3)   Value Index         400 Index
    ----     -----------    -----------   -----------         ---------
    1990      -8.56%           -7.51%       -16.09%              N/A
    1991      18.21%           19.26%        37.92%              N/A
    1992      17.44%           18.49%       21.68%             11.91%
    1993       5.48%            6.41%       15.62%             13.96%
    1994       6.49%            7.40%       -2.13%             -3.58%
    1995      30.08%           30.93%       34.93%             30.95%
    1996      17.61%           18.46%       20.26%             19.20%
    1997      30.19%           31.00%       34.37%             32.27%
    1998      -0.35%            0.46%        5.08%             19.11%
    1999       3.13%            3.94%       -0.11%             14.72%
    2000       0.30%            1.09%       19.18%             17.51%
    2001      15.85%           16.61%        2.33%             -0.61%
    2002     -16.41%          -15.66%       -9.65%            -14.51%

    ------ --------------- ------------- -------------- ----------------------

(1) Performance figures are asset-weighted, average annual investment results expressed as a percentage return. Performance includes reinvested dividends and capital gains and losses. Numbers in parentheses denote a loss.

(2) After Investment Expenses represent net returns after deducting expenses, in accordance with performance reporting rules of the Securities and Exchange Commission. These net return figures deduct advisory fees of clients other than the Fund and deduct the net expenses of the Fund.

(3) Before Investment Expenses represent gross returns before deducting expenses and were prepared in accordance with the Performance Presentation Standards developed by the Association for Investment Management and Research ("AIMR"). Individual investors should not anticipate achieving gross returns. Past performance is not necessarily indicative of future results.


Financial Highlights of the Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP whose report along with the Fund's financial statements are included in the Annual Report, which is available upon request.

                        The Kenwood Growth & Income Fund
                              Financial Highlights


                                                             For the Fiscal Years Ended April 30,
                                              2003           2002         2001          2000         1999
                                           -----------   -----------  -----------   -----------  -----------
SELECTED PER SHARE DATA(1):
   NET ASSET VALUE - BEGINNING OF YEAR         $13.40        $12.22       $10.79        $12.65       $14.18
                                           -----------   -----------  -----------   -----------  -----------

   INCOME FROM INVESTMENT OPERATIONS:
       Net investment income                     0.10 (2)      0.10(2)      0.15(2)       0.17         0.14
       Net realized and unrealized gain
          (loss) on investments                 (2.65)         1.20         1.43         (0.93)       (0.82)
                                           -----------   -----------  -----------   -----------  -----------
               Total income (loss) from
               investment operations            (2.55)         1.30         1.58         (0.76)       (0.68)
                                           -----------   -----------  -----------   -----------  -----------

   LESS DISTRIBUTIONS:
       Dividends from net investment income     (0.09)        (0.12)       (0.15)        (0.13)       (0.12)
       Distributions from net realized gain         -             -            -         (0.97)       (0.73)
                                           -----------   -----------  -----------   -----------  -----------
               Total distributions              (0.09)        (0.12)       (0.15)        (1.10)       (0.85)
                                           -----------   -----------  -----------   -----------  -----------

   NET ASSET VALUE - END OF YEAR               $10.76        $13.40       $12.22        $10.79       $12.65
                                           ===========   ===========  ===========   ===========  ===========

TOTAL RETURN                                   -19.01%        10.69%       14.79%        -6.29%       -4.44%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year                 $3,021,530    $4,223,241   $3,345,149    $3,019,161   $3,692,394

   Ratio of net expense to average net
    assets:
       Before expense reimbursement              6.62%         4.95%        6.16%         5.13%        5.26%
       After expense reimbursement               1.00%         1.00%        1.00%         1.00%        1.00%
   Ratio of net investment income to
    average net assets:
       Before expense reimbursement             (4.76)%       (3.12)%      (3.73)%       (2.72)%      (3.05)%
       After expense reimbursement               0.86%         0.83%        1.35%         1.41%        1.21%
   Portfolio turnover rate                      65.51%        77.29%      109.25%        88.73%       70.66%



(1) Information presented relates to a share of beneficial interest of the Fund outstanding for the entire period.
(2) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

Distribution of Shares

Quasar Distributors, LLC (the "Distributor"), 615 E. Michigan Street, Milwaukee, Wisconsin 53202, is serving as the principal underwriter to distribute the Fund's shares. Pursuant to the Distribution Plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"), the Fund is authorized to expend up to 0.25% annually of the Fund's average daily net assets to cover expenses incurred in connection with the distribution of the Fund's shares, including the Distributor's fee. Rule 12b-1 regulates the manner in which a mutual fund may assume the costs of distributing and promoting the sale of its shares. Under the Plan, the Distributor is appointed the Fund's agent to distribute shares and provides office space and equipment, personnel, literature distribution and advertising to promote the sale of the Fund's shares. Payments under the Plan are made to compensate the Distributor for its services, to reimburse the Distributor for its expenses and for the fees it pays to dealers and other firms for selling Fund shares, servicing shareholders and maintaining shareholder accounts. The 12b-1 fee may also be used to defray the costs of advertising, sales literature and sales meetings. In addition, the Plan also provides that the Adviser, in its sole discretion, may utilize its own resources, including profits from its advisory fees, for distributing and promoting sales of Fund shares.

Distribution fees pay for promotion and distribution of Fund shares and services provided to shareholders. Because these fees are paid from Fund assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges that apply to other funds.

Buying Shares


General. You can purchase shares of the Fund from any dealer or other person having a sales agreement with the Distributor, or you can purchase shares directly from the Fund. No matter how you purchase your shares, you pay no sales load. You buy shares at the net asset value computed after your purchase order is received and accepted as described below. Shares purchased through a Qualified Dealer (a broker/dealer that has an agreement with the Distributor) may be subject to administrative charges or transaction fees imposed by the dealer.


The minimum initial investment is $2,000 and subsequent investments are at least $100 or more. The minimum initial investment for retirement plans funded by a payroll deduction is $250. The Fund reserves the right to waive the minimum investment requirement for retirement plans funded by payroll deduction plans.


In compliance with the USA Patriot Act of 2001, please note that the Fund's transfer agent will verify certain information on your account application as part of the Fund's Anti-Money Laundering Compliance Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Fund's transfer agent at 1-888-KENFUND (888-536-3863) if you need additional assistance when completing your application.



There are three ways to make an initial investment in the Fund:


     1. By Mail. Fill out the Application Form provided and mail it to the Fund's transfer agent, U.S. Bancorp Fund Services, LLC ("USBFS"), at the address on the Form. You must enclose a check payable as indicated on the Form. The U.S. Postal Service or independent delivery services are not agents of the Fund, and deposits in the mail or with a delivery service of purchase applications does not constitute receipt by USBFS or the Fund.


     2. Through your Broker/Dealer. Have your broker/dealer order and pay for the shares. In this case, you must pay your dealer. The dealer can order the shares from the Adviser by telephone or wire. You may be charged a fee if you effect transactions through a broker or agent.

     3. By Wire. Shares may be purchased at any time by wiring federal funds directly to U.S. Bank, N.A. Prior to an initial investment by wire, the shareholder should telephone USBFS to advise them of the investment and to obtain an account number and instructions. A completed Application Form should be mailed to USBFS after the initial wire purchase. To assure proper credit, the wire instructions should be made as follows:

                  U.S. Bank, N.A.
                  Milwaukee, WI 53201
                  Federal Routing Number 042000013
                  U.S. Bancorp Fund Services, LLC
                  A/C Number 112-952-137
                  THE KENWOOD FUNDS
                  THE KENWOOD GROWTH & INCOME FUND
                  Shareholder Name
                  Shareholder Account Number

After your initial investment, you can make additional investments of at least $100. Simply mail a check payable to The Kenwood Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201. You can also send a check via overnight courier to U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202. The check should be accompanied by a form that USBFS will provide after each purchase. If you do not have a form, you should tell USBFS that you want to invest the check in shares of the Fund. If you know your account number, you should also give it to USBFS.

The Fund does not issue certificates for shares in the Fund. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Fund by USBFS. You receive a statement showing the details of the transaction and any other transactions you had during the current year each time you add to or withdraw from your account.

Telephone Transactions

If you have telephone transaction privileges, you may redeem or exchange shares by telephone. You automatically have telephone privileges unless you elect otherwise. By exercising the telephone privilege to sell or exchange shares, you agree that the Fund shall not be liable for following telephone instructions reasonably believed to be genuine. Reasonable procedures will be employed to confirm that such instructions are genuine and, if not employed, the Fund may be liable for unauthorized instructions. Such procedures may include a request for personal identification (account or social security number) and tape recording of the instructions. Please note that exchanges by phone may be made by any person, not just the shareholder of record. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement. The Fund reserves the right to terminate, suspend or modify telephone transaction privileges. During unusual conditions, the Fund may have difficulty accepting telephone transactions, in which case you should mail your instructions to the Fund c/o U.S. Bancorp Fund Services, LLC at 615 E. Michigan Street, Milwaukee, WI 53202.

Exchanging Shares

As a service to our shareholders, The Kenwood Funds have established a program whereby you can exchange The Kenwood Funds shares for shares of a First American money market fund. The available First American money market funds are no-load funds that offer check-writing privileges. The First American money market funds are managed by an affiliate of USBFS and are unrelated to The Kenwood Funds.

The available First American Funds are the First American Prime Obligations Fund and the First American Tax-Free Obligations Fund. Investors may choose to exchange shares into either money market fund. This exchange privilege is a convenient way to buy shares in a money market fund in order to respond to changes in your goals or in market conditions. Before exchanging into one of the First American Funds, read the applicable prospectus. To obtain a prospectus for the First American Funds, call toll-free 1-888-KENFUND (888-536-3863). There is no charge for exchange transactions requested by mail. USBFS will charge a fee for each exchange transaction that is executed over the phone. This fee is currently $5.00. See "Other Information About Exchanging Shares" below for information on the limits imposed on exchanges.

By Mail. To exchange your shares of the Fund into either of the First American Funds, complete and sign an application and mail it to:

                  U.S. Bancorp Fund Services, LLC
                  P.O. Box 701
                  Milwaukee, WI 53201

You may also send the application via overnight courier to U.S. Bancorp Fund Services, LLC at 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

By Telephone. If you have authorized telephone transaction privileges in your application, you may also make exchanges by calling toll-free 1-888-KENFUND (888-536-3863). Exchanges made over the phone may be made by any person, not just the shareholder of record. Certain other limitations and conditions apply to all telephone transactions. See "Telephone Transactions."

Other Information About Exchanging Shares. All accounts opened as a result of using the exchange privilege must be registered in the same name and taxpayer identification number as your existing account with the Fund. Because of the time needed to transfer money between the Fund and the First American money market funds, you may not exchange into and out of the same fund on the same or successive days; there must be at least one day between exchange transactions. You may exchange your shares of the Fund only for shares that have been registered for sale in your state. Remember that each exchange represents the sale of shares of one fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss on the transaction. If your account is subject to backup withholding, you may not open another account using the exchange privilege. Because excessive trading can hurt the Fund's performance and shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes excessive use of the exchange privilege (more than five exchanges per calendar year). In particular, a pattern of exchanges with a "market timing" strategy may be disruptive to the Fund. The Fund reserves the right to terminate or modify the exchange privilege upon at least 60 days' written notice to shareholders. A signature guarantee is not required except in cases where shares are also redeemed for cash at the same time. The restriction or termination of the exchange privilege does not affect the rights of shareholders to redeem shares as discussed below. See "Redeeming Shares -- Signature Guarantees" for more information.

Redeeming Shares

You may redeem your shares through your securities dealer (who may charge you a fee for this service) or directly by using one of the methods described below. The price you will receive for any shares you redeem will be the next net asset value of the shares redeemed computed after we have received your order to redeem in proper form. See "Net Asset Value" for more information. Normally, payment by check is made within seven days after the redemption request is received with all required documents in proper form. However, if any of the shares redeemed were recently purchased (i.e. within 15 days) and payment was made by personal check, payment to you for those shares may be delayed until your purchase check has cleared. These restrictions are not applicable to shares purchased with a certified or cashier's check or by bank wire or federal funds.


By Mail. You may redeem shares by sending your written request to redeem your shares to our transfer agent at U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201. You may also send the request via overnight courier to U.S. Bancorp Fund Services, LLC at 615 E. Michigan Street, Milwaukee, Wisconsin 53202. This written request must: (1) be signed by all account owners exactly as the account is registered (both parties must sign in the case of joint accounts), (2) state the dollar amount or number of shares to be redeemed and (3) specify your account number. Please remember that you cannot place any conditions on your request. No redemption request will become effective until all documents have been received in proper form by USBFS. The shareholder should contact USBFS for further information concerning documentation required for a redemption of Fund shares.


By Telephone. You may redeem shares by calling us toll-free at 1-888-KENFUND (888-536-3863). We will then send the proceeds to you by mail. However, please keep in mind the following: the check can be issued only for up to $25,000; the check can be issued only to the registered owner (who must be an individual); the check can be sent only to the address of record; and your current address of record must have been on file for 15 days. See "Telephone Transactions."

By Wire. You can redeem your shares by wire if you have selected this option in your application and have named a commercial bank or savings institution with a Federal Reserve Bank routing number. Once you have applied for the wire redemption privilege, you can redeem shares in your account by calling, toll-free, 1-888-KENFUND (888-536-3863) and providing your account number. You may also use your wire privilege by mailing a signed request to the Fund that includes your account number and the amount you wish to have wired. The proceeds will be sent only to the financial institution you have designated on your application. You may terminate the wire redemption privilege by notifying us in writing. Changes in your bank account ownership or bank account number (including the name of the financial institution) may be made by written notice to us with your signature and those of any new owner guaranteed. See "Signature Guarantees" below. Additional documents may be required when shares are held by a corporation, partnership, executor, administrator, trustee or guardian. The transfer agent currently charges a $15.00 fee for each wire transfer.

Redemptions by the Fund. The Fund reserves the right to redeem any single shareholder account that falls below $2,000 due to shareholder redemptions. However, before your account is redeemed, you will be notified in writing and we will allow you 60 days to make additional share purchases to bring your account value up to the minimum level.

Other Limitations.  Redemptions may be suspended or payment dates postponed when
(1) the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing; (2) an emergency exists as a result of which (A) disposal by the Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practical for the Fund fairly to determine the value of its net assets; or (3) under any emergency circumstances as determined by the Securities and Exchange Commission. In case of suspension of the right of redemption, you may either withdraw your request for redemption or, if your request is not withdrawn, receive payment based on the next net asset value computed after termination of the suspension.

Signature Guarantees. For our mutual protection, we may require a signature guarantee on certain transaction requests. A signature guarantee verifies the authenticity of your signature, and may be obtained from any bank, trust company, savings and loan association, credit union, broker-dealer firm or member of a domestic stock exchange. A signature guarantee cannot be provided by a notary public. If redemption proceeds or amounts exchanged are $25,000 or less and are to be paid or credited to an individual shareholder of record at the address of record, a signature guarantee is not required (unless there has been an address change within 15 days). All other redemption or exchange requests must have signatures guaranteed. Certain shareholders, such as corporations, trusts and estates, may be required to submit additional documents.

Net Asset Value

The Fund values its security holdings on the basis of market value. The net asset value per share is computed by dividing the total value of the assets of the Fund, minus its liabilities, by the total number of its shares outstanding. The net asset value is determined on each day the New York Stock Exchange is open, at the earlier of the close of the Exchange or 4:00 p.m. Eastern Time. The price per share for purchases or redemptions made directly through the transfer agent is the price next computed after the transfer agent receives the purchase order or redemption request. The price per share for purchases or redemptions made through a dealer is the price next computed after the order is received by the dealer. Note that in the case of redemptions and repurchases of shares owned by corporations, trusts or estates, the transfer agent may require additional documents to effect the redemption and the applicable price will be that next determined following the receipt of the required documentation.

Dividends and Distributions

The Fund pays any income and capital gains distributions at least annually. Distributions from the Fund will automatically be reinvested for you on the payment date as additional shares of the Fund, unless you request payment by check on your Application Form or make such a request later by writing to the Fund. Your request will be effective for the current dividend or distribution if it is received before the record date. Requests received after that time will be effective beginning with the next dividend or distribution. As a protection, if two of your dividend checks are returned as undeliverable, those undelivered dividends will be invested in additional shares at the net asset value at that time, and the account will be redesignated as a dividend reinvestment account.

Taxes


This section is not intended to be a full discussion of all the aspects of tax law and its effects on the Fund and its shareholders. As a shareholder, you may be subject to state and local taxes on distributions. Recent tax legislation could affect the amount of taxes paid on distributions and sales of the Fund. Taxes resulting from the Fund's past investments are not reflective of taxes that will be due in the future. Each investor should consult a tax advisor regarding the effect of federal, state and local taxes on an investment in the Fund.

The Fund intends to qualify and remain qualified as a "regulated investment company" under the Internal Revenue Code (the "Code"). The Fund intends to distribute all of its taxable net income and net realized capital gains to shareholders so that it will not itself have to pay any income taxes.

Distributions of net investment income from the Fund are taxable to shareholders as ordinary income. Qualifying distributions designated as the excess of net long-term capital gain over net short-term capital loss are generally taxable as long-term capital gain to the recipient shareholder regardless of the length of time the shareholder held the Fund's shares. A portion of the income dividends received by the Fund from U.S. corporations may qualify for the "dividends received" deduction available to corporate shareholders. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of how long Fund shares are owned. Distributions from net short-term capital gains are taxable as ordinary income. Shareholders are informed annually of the amount and nature of any income or gain. Distributions are taxable whether received in cash or reinvested in additional shares. If the Fund distributes less than the amount it is required to distribute during any calendar year, a 4% excise tax will be imposed on the undistributed amount. The Fund intends to declare and distribute dividends during each year sufficient to prevent imposition of the excise tax.


A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend, and although in effect a return of capital, such dividend will be taxable to the shareholder. If a shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during such six-month period, then the loss is treated as a long-term capital loss to the extent of the capital gain distribution.

If for any reason you do not provide the Fund with your correct Social Security or Tax I.D. number (or certify that you are not subject to backup withholding), the Fund is required by the Code to withhold a percentage of taxable dividends and proceeds of certain exchanges and redemptions.

Retirement Plans

The Fund offers a prototype Individual Retirement Account ("IRA"). The Fund's Custodian, U.S. Bank, N.A., acts as the custodian under the IRA plan. For information on fees and necessary forms, please call toll-free 1-888-KENFUND (888-536-3863) or write to the Fund. Please do not use the application included with this prospectus to open your retirement plan account. Instead call 1-888-KENFUND (888-536-3863) for a retirement plan account application. Please consult your tax advisor to determine the effect of any of the plans on your financial situation.


--------------------------------------------------------------------------------
                                 Privacy Policy


Commitment to Consumer Privacy

     The Fund is committed to handling consumer information responsibly. We recognize and respect the privacy expectations of each of our customers. We believe the confidentiality and protection of consumer information is one of our fundamental responsibilities.

Collection and Disclosure of Shareholder Information

     Consumer information collected by, or on behalf of the Fund generally comes from the following sources:

     o Account applications, other required forms, correspondence, written or electronic, or telephone contacts with shareholders or consumers inquiring about the Fund;
     o    Transaction history of a shareholder's account; or
     o    Third parties.

     We may disclose consumer information to third parties that are not affiliated with the Fund:
     o as permitted by law, for example with service providers who maintain or service customer accounts for the Fund or to a shareholder's broker/dealer, or
     o to perform marketing and/or mailing services on our behalf or pursuant to a joint agreement with another financial institution.

Security of Customer Information

     We require service providers to the Fund:
     o to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Fund; and
     o to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal information of customers of the Fund.
--------------------------------------------------------------------------------


For More Information

More information about The Kenwood Growth & Income Fund is available free upon request, including the following:

Annual/Semi-annual Report to Shareholders

Describes the Fund's performance, lists portfolio holdings, and contains a letter from the Fund's manager discussing market conditions and investment strategies that significantly affected the Fund's recent performance during the last fiscal year.

Statement of Additional Information ("SAI")

Provides more details about the Fund and its policies. The current SAI and shareholder reports are on file with the Securities and Exchange Commission ("SEC").

The current SAI and annual report are incorporated by reference, which means that they are legally considered a part of this prospectus.

To Obtain Information:

By telephone

Call  1-888-KENFUND  (888-536-3863)  from 8:30 a.m.  - 5:00 p.m.  Central  Time.
During unusual market conditions, the Fund may experience difficulty in accepting telephone inquiries. In such circumstances, you should contact the Fund collect at (312) 368-1666 weekdays from 9:00 a.m. - 5:00 p.m. Central Standard Time.

By mail

Write to:
The Kenwood Growth & Income Fund
10 South LaSalle Street, Suite 3610
Chicago, IL 60603

On the Internet

Please visit our website at www.kenwoodfund.com.

Text-only versions of fund documents can be viewed or downloaded from the SEC site at http://www.sec.gov. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or by e-mail at publicinfo@sec.gov.

Investment Company Act File No. 811-7521





                                THE KENWOOD FUNDS

                             10 South LaSalle Street
                                   Suite 3610
                             Chicago, Illinois 60603
                                  1-888-KENFUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                September 1, 2003

     This Statement provides information concerning The Kenwood Growth & Income Fund (the "Fund") which is a series of The Kenwood Funds. This Statement is not a Prospectus and should be read in conjunction with the Fund's Prospectus dated September 1, 2003, which may be obtained from the Fund.

     The Trust's audited financial statements included in the Report to Shareholders for the Fund dated April 30, 2003 are incorporated herein by reference and made a part of this Statement of Additional Information. Copies of the Annual Report may be obtained free of charge from the Fund.


                                TABLE OF CONTENTS

Topic                                                                      Page

ORGANIZATION OF THE FUND.......................................................2

FUNDAMENTAL INVESTMENT RESTRICTIONS............................................2

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS........................................3

OTHER INVESTMENT MATTERS.......................................................5

NET ASSET VALUE................................................................7

TRUSTEES AND OFFICERS..........................................................8

TRUSTEE COMPENSATION..........................................................11

CERTAIN SHAREHOLDERS..........................................................12

THE ADVISER...................................................................12

SERVICE PROVIDERS.............................................................14

DISTRIBUTION PLAN.............................................................14

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................15

PORTFOLIO TURNOVER............................................................16

ANTI-MONEY LAUNDERING PROGRAM.................................................16

CODE OF ETHICS................................................................17

PROXY VOTING GUIDELINES.......................................................17

SHAREHOLDER MEETINGS..........................................................18

PERFORMANCE DATA..............................................................19

FINANCIAL STATEMENTS..........................................................21



                            ORGANIZATION OF THE FUND


     The Kenwood Funds (the "Trust") is a Delaware business trust organized on January 9, 1996. The Trust is registered as a diversified, open-end management investment company. The Trust currently issues only one series of shares, The Kenwood Growth & Income Fund (the "Fund"). Shares of the Fund are fully paid, non-assessable, and freely transferable when issued, have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation. The Board of Trustees may in the future create additional series of shares, each of which would represent an interest in a separate portfolio with its own investment objective and policies.


     The Trust does not hold annual shareholder meetings, but does hold special shareholder meetings when the Board of Trustees believes it is necessary or when required by law. The Trust will hold a special meeting when requested in writing by the holders of at least 10% of the shares eligible to vote at a meeting. In addition, subject to certain conditions, shareholders of the Fund may apply to the Fund to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

     Certain Provisions of the Trust Instrument. Under Delaware law, the shareholders of the Fund are not personally liable for the obligations of the Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

     The investment restrictions enumerated below are fundamental and may not be changed without the approval of the holders of the lesser of (i) 67% of the eligible votes, if the holders of more than 50% of the eligible votes are present in person or by proxy or (ii) more than 50% of the eligible votes.

(1) Commodities. The Fund may not purchase or sell commodities or commodity contracts except in respect to financial futures or currencies.

(2)  Real Estate. The Fund may not purchase real estate.

(3)  Diversification of Fund Investments.

     (a) Fund Assets. With respect to 75% of the value of its total assets, the Fund may not buy the securities of any issuer if more than 5% of the value of the Fund's total assets would then be invested in that issuer. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements involving such securities ("U.S. Government Securities"), are not subject to this limitation.

     (b) Securities of Issuers. With respect to 75% of the value of its total assets, the Fund may not purchase the securities of any issuer if after such purchase the Fund would then own more than 10% of such issuer's voting securities. U.S. Government Securities are not subject to this limitation.

(4) Industry Concentration. The Fund may not purchase the securities of companies in any one industry if 25% or more of the value of the Fund's total assets would then be invested in companies having their principal business activity in the same industry. U.S. Government Securities are not subject to this limitation.

(5) Senior Securities; Borrowing. The Fund may not issue senior securities except as permitted under the Investment Company Act of 1940 (the "1940 Act"). The Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing. Transfers of assets in connection with currency transactions are not subject to these limitations if appropriately covered. (See Non-Fundamental Restriction (3), below.)

(6) Underwriting. The Fund does not engage in the underwriting of securities. (This does not preclude it from selling restricted securities in its portfolio.)

(7) Lending Money or Securities. The Fund may not lend money, except that it may buy debt securities publicly distributed or traded or privately placed and may enter into repurchase agreements. The Fund may lend its portfolio securities subject to having 100% collateral in cash or U.S. Government Securities. The Fund will not lend securities if such a loan would cause more than 20% of the value of its total assets to then be subject to such loans.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     In addition to the Fund's investment objective set forth in the Prospectus, the Fund has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval.

(1) Lending Portfolio Securities. For income purposes, the Fund may lend its portfolio securities. However, the Fund does not currently intend to lend portfolio securities if it would cause more than 5% of its net assets to be subject to such loans.

(2) Repurchase Agreements. The Fund may enter into repurchase agreements, but normally will not enter into repurchase agreements maturing in more than seven days. A repurchase agreement involves a sale of securities (usually U.S. Government Securities) to the Fund with the concurrent agreement of the seller (a member bank of the Federal Reserve System or securities dealer which The Kenwood Group, Inc. (the "Adviser") determines to be financially sound at the time of the transaction) to repurchase the securities at the same price plus an amount equal to accrued interest at an agreed-upon interest rate, within a specified time, usually less than one week, but occasionally, at a later time. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and losses, including possible declines in the value of the collateral during the period in which the Fund seeks to enforce its rights, and the possible loss of all or a part of the income during such period and expenses of enforcing its rights.

(3) Borrowing. The Fund may not borrow money except for temporary or emergency purposes, and then only from banks in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed). The Fund will not purchase securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of the value of the Fund's total assets.

(4) Restricted and Illiquid Securities. The Fund will not purchase or hold illiquid securities if more than 15% of the Fund's net assets would then be illiquid. If at any time more than 15% of the Fund's net assets are illiquid, sales will be made as soon as practicable to reduce the percentage of illiquid assets to 15% or less. The Fund may purchase restricted securities which are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. However, the Fund will not purchase illiquid Rule 144A
     Securities. In addition, the Fund will not purchase liquid Rule 144A Securities if such purchase would cause more than 5% of the Fund's assets to be invested in such securities.

(5) Investment Companies. The Fund may not purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act and then only if no more than 5% of the Fund's net assets would be so invested.

(6) Margin. The Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities.

(7) Mortgaging. The Fund may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings and other permissible investments or investments for currency transactions and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment.

(8) Short Sales. The Fund may not effect short sales of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short. This restriction does not apply to financial futures or currency transactions.

(9) Options and Futures Contracts. The Fund may not engage in transactions in futures or options. This does not prohibit the Fund from engaging in transactions in warrants.

     Except for limitations on borrowing and investment in illiquid securities, any percentage restrictions contained in any fundamental or non-fundamental restrictions apply as of the time of investment without regard to later increases or decreases in the values of securities or total or net assets.

                            OTHER INVESTMENT MATTERS

     Equity Securities. The Fund intends to invest primarily in common stocks. However the Fund may invest in other equity securities consistent with its investment objective and strategies. Common stocks and preferred stocks are examples of equity securities. Equity securities, such as common stocks, represent shares of ownership of a corporation. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Please see "Debt Securities" below.

     To the extent the Fund invests in the equity securities of small or medium-size companies it will be exposed to the risks of smaller sized companies. Small and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions can decrease the value and liquidity of the securities. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio.

     Lending Portfolio Securities. The Fund may loan its securities to member firms of the New York Stock Exchange and commercial banks with assets. Any such loans must be secured continuously in the form of cash or cash equivalents, such as U.S. Treasury bills. The amount of the collateral must, on a current basis, equal or exceed the market value of the loaned securities and must be terminable upon notice, at any time. The Fund will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities. The fundamental investment restrictions state that the Fund may not loan securities if the value of the securities loaned from the Fund exceed 20% of the value of the Fund's total assets. However, as a matter of non-fundamental policy, the Fund may not loan portfolio securities if it would cause more than 5% of the Fund's net assets to be subject to such loans.

     The advantage of such loans would be that the Fund continues to receive the equivalent of the interest earned or dividends paid by the issuer on the loaned securities while at the same time earning interest on the cash or equivalent collateral.

     Securities loans would be made to broker dealers and other financial institutions to facilitate their deliveries of such securities. As with any extension of credit there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, loans will be made only to those firms that the Adviser deems creditworthy and only on such terms as the Adviser believes should compensate for such risk. On termination of the loan the borrower is obligated to return the securities to the Fund; any gain or loss in the market value of the security during the loan period will inure to the Fund. Custodial fees may be paid in connection with the loan.

     Debt Securities. The Fund may invest in fixed income securities for income or as a defensive strategy when the Adviser believes adverse economic or market conditions exist. When appropriate, the Fund's assets may also be invested without limitation in cash, short-term obligations issued or guaranteed by the U.S. Government, its agencies and/or instrumentalities or high quality money market instruments such as notes, certificates of deposit or bankers' acceptances. However, the Adviser does not intend to invest more than 15% of the Fund's assets in securities other than equities under normal market conditions.

     The value of fixed income securities is sensitive to interest rate changes as well as the financial strength of the issuer. When interest rates go down, debt securities in the portfolio tend to appreciate in value. Conversely, when interest rates go up, such securities tend to depreciate in value. Generally, the debt securities in which the Fund may invest are investment-grade securities. These are securities rated in the four highest grades assigned by Moody's Investors Service, Inc. or Standard and Poor's Corporation or that are unrated but deemed to be of comparable quality by the Adviser. The lowest of these grades has speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments. The Fund will not invest in debt securities (including convertible securities) rated below investment grade (so called "junk bonds"). In the event of a downgrade of a debt security held by the Fund to below investment grade, the Fund is not required to sell the issue, but the Adviser will consider the downgrade in determining whether to hold the security. However, if such a downgrade would cause more than 5% of net assets to be invested in debt securities below investment grade, portfolio sales will be made as soon as practicable to reduce the proportion of debt below investment grade to 5% of net assets or less.


     Foreign Securities and ADRs. The Fund may invest in certain foreign securities and ADRs. The Fund also invests in domestic companies that engage in significant foreign business. These investments involve certain risks, such as:

|X| political or economic instability in the country where the company is headquartered or doing business

|X| fluctuations in the relative rates of exchange between the currencies of different nations

|X|  the difficulty of predicting international trade patterns, and

|X|  the possibility of imposition of exchange control regulations.

These securities may also be subject to greater fluctuations in price. With respect to certain foreign countries, there also is a possibility of expropriation, nationalization, confiscatory taxation, political, economic or social instability and diplomatic developments that could affect investments in those countries.

     Generally, ADRs are denominated in United States dollars and are publicly traded on exchanges or over-the-counter in the United States. ADRs are receipts issued by domestic banks or trust companies evidencing the deposit of a security of a foreign issuer.

     ADRs may be issued in sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. The Fund will acquire only ADRs issued in sponsored programs.


                                 NET ASSET VALUE


     In valuing the Fund's assets for calculating net asset value, securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"). Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where primarily traded. Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the last bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value. Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

     Net asset value per share is determined by calculating the total value of the Fund's assets, deducting total liabilities, and dividing the result by the number of shares outstanding. The Fund does not price its shares or accept orders for purchases or redemptions on days when the New York Stock Exchange (the "Exchange") is closed. Such days are the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On each day the Exchange is open for trading, the net asset value is determined as of the earlier of 4:00 p.m. New York time or the close of the Exchange. An example of how the Fund calculated its total offering price per shares as of April 30, 2003 is as follows:




               Net Assets
      ------------------------------   =  Net Asset Value Per Share
           Shares Outstanding


               $3,021,530
      ------------------------------   =            $10.76
                280,774


     Portfolio securities traded on a securities exchange (including options on indexes so traded) or securities listed on a stock market are valued as of the earlier of 4:00 p.m. New York time or the close of the exchange or market where primarily traded or listed.


     Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Distributor will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the net asset value next computed after such acceptance. Such order may be transmitted to the Fund or its agents several hours after the time of the acceptance and pricing.

                              TRUSTEES AND OFFICERS

     The Board of Trustees is responsible for the supervision of the Fund. The Adviser manages the day-to-day operations and directs the investments of the Fund and is responsible to the Board of Trustees.


     Information about the Trustees and Officers, including Trustees that are not "interested persons" of the Trust or the Adviser as that term is defined under the 1940 Act ("Independent Trustees") is shown below.



------------------------ ----------- ------------ ----------------------- ----------- -------------------------
                                                                          # of
                                                                          Portfolios
                                     Term of                              in Fund
                         Position(s) Office and                           Complex
                         Held with   Length of    Principal Occupation    Overseen by Other Directorships Held
Name, Address and Age    the Trust   Time Served  During Past Five Years  Trustee     by Trustee
------------------------ ----------- ------------ ----------------------- ----------- -------------------------
                                             Independent Trustees
------------------------------------------------------------------------------------- -------------------------

Clark Burrus             Trustee     Indefinite  Trustee, The Kenwood          1      Cook County Deferred
Age: 74                              term since  Funds, since 1998.                   Compensation Committee,
10 S. LaSalle Street                 1998.                                            Chicago, Council of Urban
Suite 3610                                                                            Affairs, Roosevelt
Chicago, IL 60603                                                                     University, Metropolitan
                                                                                      Planning Council.

Patty Litton Delony, CFA Trustee     Indefinite  Consultant, Delony            1      Delony Associates, Inc.
Age: 54                              term since  Associates, Inc., a
10 S. LaSalle Street                 January     business consulting firm
Suite 3610                           1996.       since 1988.
Chicago, IL 60603

Challis M. Lowe          Trustee     Indefinite  Executive Vice                1      Gaylord Dorothy Donnelley
Age: 57                              term since  President, Ryder System,             Foundation; Florida
10 S. LaSalle Street                 January     Inc., a logistics and                Memorial College
Suite 3610                           1996.       transportation
Chicago, IL 60603                                management company,
                                                 since 2000.  Executive
                                                 Vice President,
                                                 Beneficial Management
                                                 Corp., a financial
                                                 services company, 1997 -
                                                 2000.

Roger W. Spencer, CFA    Trustee     Indefinite  Self-employed Financial       1      Village of Beach Park.
Age: 69                              term since  Consultant and Private
10 S. LaSalle Street                 June 2000.  Investor, since 1997.
Suite 3610
Chicago, IL 60603

------------------------------------------------------------------------------------- -------------------------
                                             Interested Trustees
------------------------------------------------------------------------------------- -------------------------
Barbara L. Bowles*, CFA  Trustee,    Indefinite  Chairman and CEO, The         1      The Kenwood Group, Inc.,
Age: 55                  President,  term since  Kenwood Group Inc.,                  Black & Decker Corp.,
10 S. LaSalle Street     Chief       January     since 1989.                          Georgia Pacific, Hyde
Suite 3610               Financial   1996.                                            Park Bank & Trust Co.,
Chicago, IL 60603        Officer                                                      Chicago Urban League,
                                                                                      Children's Memorial
                                                                                      Hospital of Chicago,
                                                                                      Wisconsin Energy Corp.,
                                                                                      Dollar General, NAACP.

Reynaldo P. Glover*      Trustee     Indefinite  President, TLC-LC, Inc.,      1      TLC-LC, Inc., Fisk
Age: 60                              term since  since 2000.  Counsel,                University, Immigration
10 S. LaSalle Street                 January     Piper Marbury Rudnick &              and Refuge Services of
Suite 3610                           1996.       Wolfe since 1997.                    America.
Chicago, IL 60606

------------------------------------------------------------------------------------- -------------------------
                                            Officers of the Trust
------------------------------------------------------------------------------------- -------------------------
Barbara L. Bowles
SEE ABOVE.

Mark Watson              Executive   Indefinite  President, The Kenwood        1      Not Applicable.
Age: 40                  Vice        term since  Group, Inc., since
10 S. LaSalle Street     President   December    October 2001; Managing
Suite 3610                           2001.       Director, Equinox
Chicago, IL 60603                                Capital Management, 1996
                                                 - 2001.

Yolanda Waggoner         Vice        Indefinite  Vice President, Mutual        1      Not Applicable.
Age: 28                  President & term since  Fund Marketing, The
10 S. LaSalle Street     Secretary   January     Kenwood Funds, since
Suite 3610                           2002.       2002; Director of Human
Chicago, IL 60603                                Resources, Lutheran
                                                 Family Mission, 1997 -
                                                 1999.

Cynthia Hardy            Assistant   Indefinite  Vice President of             1      Not Applicable.
Age: 36                  Secretary & term since  Administration, The
10 S. LaSalle Street     Compliance  January     Kenwood Group, Inc.,
Suite 3610               Officer     1996.       since 1991.
Chicago, IL 60603

* Barbara Bowles is considered to be an "interested person" of the Fund, as defined in the 1940 Act due to her relationship with the Adviser. Reynaldo Glover is considered to be an "interested person" of the Fund solely because of his role as attorney for the Adviser. The Fund does not pay any direct compensation to employees of the Adviser.


Board Committees


     The Fund has an Audit Committee, which is comprised entirely of Independent Trustees as follows: Challis Lowe, Clark Burrus and Roger W. Spencer. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the independent auditors concerning the scope of the audit and the auditor's independence. The Audit Committee normally meets once a year and, if necessary, more frequently. The Audit Committee met once during calendar year 2002.

     The Fund has established a Valuation Committee. The Valuation Committee normally meets once a year and, if necessary, more frequently. The Valuation Committee did not meet during the calendar year 2002.


Board Interests in the Fund


     As of July 31, 2003, the Trustees and Officers of the Fund beneficially own in the aggregate 35.4% of the outstanding shares of the Fund. The Trustees own the following amounts in the Fund:


                            Aggregate Dollar Range of Equity Securities
Name of Trustee                      in Kenwood Growth & Income Fund
-------------------------- -----------------------------------------------------

Barbara L. Bowles                             over $100,000
Reynaldo P. Glover                            over $100,000
Patty Litton Delony                           $1 - $10,000
Challis M. Lowe                            $50,001 - $100,000
Roger Spencer                               $10,001 - $50,000
Clark Burrus                               $50,001 - $100,000

Trustee Interest in Adviser, Distributor or Affiliates

     Neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Adviser, the Distributor or any affiliate of the Adviser or Distributor. Accordingly, neither the Independent Trustees, nor members of their immediate families, have direct or indirect interest, the value of which exceeds $60,000, in the Adviser, the Distributor or any of their affiliates.

Trustee Interest in Any Material Transactions with Advisor, Distributor or Affiliates


     During the two most recently completed calendar years (i.e., since January 1, 2001), neither the Independent Trustees, nor members of their immediate families, have conducted any transactions (or series of transactions) in which the amount involved exceeded $60,000 and to which the Adviser, the Distributor or any affiliate of the Adviser or Distributor were a party.



                              TRUSTEE COMPENSATION


     The compensation paid to the Trustees of the Trust, for the fiscal year ended April 30, 2003 is set forth in the following table:


Name                   Aggregate Compensation From Total Compensation From the
                               the Trust**                   Trust**
-------------------- ----------------------------- ---------------------------

Patty Litton Delony              $1,500                       $1,500
Roger Spencer                    $  750                       $  750
Challis M. Lowe                  $  750                       $  750
Clark Burrus                     $1,500                       $1,500
Reynaldo P. Glover               $1,500                       $1,500
Barbara L. Bowles*                None                         None


*    The Fund does not pay any direct compensation to employees of the Adviser.

** For the fiscal year ended April 30, 2003, Trustee fees and expenses in the amount of $6,525 were paid by the Fund.

                              CERTAIN SHAREHOLDERS


     The following table sets forth as of July 31, 2003, the name and holdings of each person known by the Fund to be a record or beneficial holder of more than 5% of its outstanding shares. As of such date, there were 276,955 shares outstanding.


                                                    % of
                                                Outstanding      How
Name and Address                  Shares Owned     Shares       Held
----------------                  ------------  -----------     ----

Charles Schwab & Co., Inc.         77,654.98        28.04%      Record
Special Custody Account
for the Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

Barbara L. Bowles *                52,812.20        19.07%      1.51% Record
c/o The Kenwood Group, Inc.                                    17.56% Beneficial
10 S. LaSalle Street, Suite 3610
Chicago, IL 60603-1002

Reynaldo Glover                    20,178.00         7.28%      Beneficial
c/o Piper Marbury
Rudnick & Wolfe
203 North LaSalle Street
Chicago, IL 60601

M. Leanne Lachman                  15,693.47         5.65%      Beneficial
870 United Nations Plaza
Apt. 19E New York, NY 10017-1825


-----------

* This figure also includes 12,560 of shares held by Ms. Bowles as Trustee of The Kenwood Group Inc. 401(k) Trust.



                                   THE ADVISER


     The Kenwood Group, Inc., an Illinois corporation located at 10 South LaSalle Street, Chicago, Illinois 60603, serves as the Fund's Adviser. Barbara
L. Bowles is the controlling shareholder of the Adviser. The advisory fee is a monthly fee based upon the Fund's average daily net assets at the following annual rate: 0.75% on the first $500 million of average net assets, 0.70% on the next $500 million of average daily net assets, and 0.65% on average daily net assets over $1 billion. The Adviser waived its entire fee in fiscal years 2001 through 2003. If the Adviser had not waived its fee, its total fee would have been $23,415 for fiscal year 2001, $28,419 for fiscal year 2002 and $24,835 for fiscal year 2003. The Adviser may waive all or a part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future. The Adviser has contractually agreed to limit the Fund's annual regular operating expenses to one percent for all fiscal years through April 30, 2005. The Adviser may or may not extend this expense limitation after that date.

     In addition to the services described in the Fund's prospectus, the Adviser will compensate all personnel, officers and Trustees of the Fund if such persons are employees of the Adviser. The Fund pays all other Fund expenses including its organizational expenses, except to the extent that the Adviser pays or reimburses such expenses.


     Under the Advisory Agreement between the Fund and the Adviser, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, the Adviser will not be liable for any act or omission in the cause of, or connected with, rendering service under the Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.


     In renewing the Advisory Agreement on behalf of the Fund, at a meeting of the Board of Trustees in December 2002, the Board of Trustees, including the Independent Trustees, took into consideration, among other things: (a) the nature and quality of the services provided by the Adviser to the Fund; (b) the appropriateness of the fees paid by the Fund to the Adviser; (c) the level of Fund expenses; (d) the reasonableness of the potential profitability of the Advisory Agreement to the Adviser; (e) the performance of the Fund during the past fiscal year and (f) the nature of the Fund's investments. Specifically, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act, the Board of Trustees noted, among other things, that the advisory fees to be paid by the Fund and the proposed expenses of the Fund were reasonable and generally consistent in relation to the relevant peer groups and that the Adviser's brokerage practices were reasonably efficient.

     In considering whether to renew the Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling. Based on their evaluation of all material factors discussed above, and assisted by the advice of independent counsel, the Trustees and Independent Trustees concluded that the Advisory Agreement was fair and reasonable and that it should be renewed and approved.


                                SERVICE PROVIDERS

Administrator, Transfer Agent, Fund Accountant


     U.S. Bancorp Fund Services, LLC ("USBFS") 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund's Administrator and Transfer Agent. Pursuant to an Administration Services Agreement, USBFS receives fees monthly for its services as described below. USBFS generally provides for the administration of the Fund, including the coordination and monitoring of any third parties furnishing services to the Fund, the preparation and maintenance of financial and accounting records and the provision of the necessary office space, equipment and personnel to perform administrative and clerical functions. In its capacity as Transfer Agent, USBFS maintains the records of each shareholder's account, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions. For the fiscal years ended April 30, 2003, 2002 and 2001 the Fund paid $32,363, $27,647 and $27,639 in administration fees, respectively.


Custodian

     U.S. Bank, N.A. serves as the Fund's custodian ("Custodian") pursuant to a custodian agreement. The Custodian has custody of all securities and cash of the Fund. The Custodian attends to the collection of principal and income and the payment for, and the collection of proceeds of, securities bought and sold by the Fund.

Auditors


     The Fund's independent accountants are PricewaterhouseCoopers LLP, 100 E. Wisconsin Ave., Milwaukee, Wisconsin 53202. The services of the auditors include an audit of annual financial statements included in the annual reports to shareholders, a reading of amendments to the registration statement filed with the Securities and Exchange Commission, consultation on financial accounting and reporting matters, and meeting with the Board of Trustees. In addition, the auditors may provide assistance in preparation of the federal and state income tax returns and related forms.


                                DISTRIBUTION PLAN

The Distributor


     Quasar Distributors, LLC ("Quasar"), 615 E. Michigan Street, Milwaukee, Wisconsin 53202, serves as the principal underwriter to distribute the Fund's shares. Prior to July 1, 2002, the distributor for the Fund was Unified Financial Securities, Inc. ("Unified"). For the fiscal years ended April 30, 2003, 2002 and 2001, the Adviser paid Unified $10,087, $16,740 and $16,807 respectively, to distribute the Fund's shares. For the fiscal year ended April 30, 2003, the Adviser paid Quasar $6,392 to distribute the Fund's shares.


Distribution (Rule 12b-1) Plan

     Pursuant to the Distribution Plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund is authorized to expend up to 0.25% annually of the Fund's average daily net assets to pay distribution fees and to cover certain expenses incurred in connection with the distribution of the Fund's shares. Rule 12b-1 permits an investment company to finance, directly or indirectly, any activity that is primarily intended to result in the sale of its shares only if it does so in accordance with the provisions of the Rule.

     The Distribution Plan continues annually so long as it is approved in the manner provided by Rule 12b-1 or unless earlier terminated by vote of the majority of the Fund's Independent Trustees or a majority of the Fund's outstanding shares. The Adviser is required to furnish quarterly written reports to the Board of Trustees detailing the amounts expended under the Distribution Plan. The Distribution Plan may be amended provided that all such amendments comply with the applicable requirements then in effect under Rule 12b-1. Presently, Rule 12b-1 requires, among other procedures, that it be continued only if a majority of the Independent Trustees approve continuation at least annually and that amendments materially increasing the amount to be spent for distribution be approved by the Independent Trustees and the shareholders. As long as the Distribution Plan is in effect, the Fund must commit the selection and nomination of candidates for new Independent Trustees to the sole discretion of the existing Independent Trustees.


     For the fiscal period ended April 30, 2003, the following amounts were paid pursuant to the Distribution Plan:


Expenses                                          12b-1 Expenses Paid
--------------------------------- ----------------------------------------------


Advertising/Marketing                                     $     2,972
Printing/Postage                                                  606
Payment to distributor                                          3,870
Payment to dealers                                                831
                                                          -----------
Total                                                     $     8,279
                                                        =============



                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Fund's securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Board of Trustees. The Fund's policy is to seek to place portfolio transactions with those brokers or dealers who will execute transactions as efficiently as possible and at favorable prices. Many of these transactions involve the payment of brokerage commissions by the Fund. In some cases, transactions are with firms that act as principal for their own account. In effecting transactions in over-the-counter securities, the Fund deals with market makers unless it appears that better prices and execution are available elsewhere.

     Subject to the policy of seeking favorable price and execution for the transaction size and risk involved, in selecting brokers or dealers or negotiating the commissions to be paid, the Adviser considers the firm's financial responsibility and reputation, range and quality of services made available to the Fund, and the professional services provided, including execution, clearance procedures, wire service quotations, and ability to provide supplemental performance, statistical and other research information for consideration, analysis and evaluation by the staff of the Adviser. In accordance with this policy, the Fund does not execute brokerage transactions solely on the basis of the lowest commission rate available for a particular transaction. Subject to the requirements of favorable price and efficient execution, placement of orders by securities firms for the purchase of shares of the Fund may be taken into account as a factor in the allocation of portfolio transactions.

     In addition, there may be times when an investment decision may be made to purchase or sell the same security for the Fund and one or more clients of the Adviser. If the Fund and the Adviser on behalf of other clients simultaneously engage in the purchase or sale of the same security, the transactions will be allocated as to amount and price in a manner considered equitable to each. In some instances, this procedure could adversely affect the Fund but the Fund deems that any disadvantage in the procedure would be outweighed by the increased selection and the increased opportunity to engage in volume transactions.

     Research services furnished by brokers used by the Fund for portfolio transactions may be utilized by the Adviser in connection with its investment services for other accounts and, likewise, research services provided by brokers used for transactions of other accounts may be utilized by the Adviser in performing its services for the Fund. The Adviser determines the reasonableness of the commissions paid in relation to its view of the value of the brokerage and research services provided, considered in terms of the particular transaction and its overall responsibilities with respect to all accounts as to which it exercises investment discretion. As any particular research obtained by the Adviser may be useful to the Fund, the Board of Trustees, in considering the reasonableness of the commissions paid by the Fund, will not attempt to allocate, or require the Adviser to allocate, the relative costs or benefits of research.


     The brokerage commissions paid by the Fund for the fiscal years 2003, 2002 and 2001, were $10,466, $12,201 and $14,682, respectively.


                               PORTFOLIO TURNOVER


     Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) may lead to higher transaction costs and may result in a greater number of taxable transactions. For the fiscal years ended April 30, 2003 and 2002 , the Fund had a portfolio turnover rate of 65.51% and 77.29%, respectively.


                          ANTI-MONEY LAUNDERING PROGRAM

     The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

     Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.


                                 CODE OF ETHICS

     The Trust, the Adviser and the Distributor have each adopted a written Code of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics govern the personal securities transactions of trustees, officers, managers, members, and employees who may have access to current trading information of the Fund. These Codes of Ethics permit such persons to invest in securities for their personal accounts, including securities that may be purchased or held by the Fund. The Codes of Ethics requires investment personnel to disclose personal securities holdings upon commencement of employment and all subsequent trading activity to the Adviser's Compliance Officer. Investment personnel are prohibited from engaging in any securities transactions, including the purchase of securities in a private offering, without the prior consent of the Compliance Officer. Additionally, such personnel are prohibited from purchasing securities in an initial public offering and are prohibited from trading in any securities (i) for which the Fund has a pending buy or sell order, (ii) which the Fund is considering buying or selling, or (iii) which the Fund purchased or sold within seven calendar days. The Codes of Ethics include reporting and other obligations to monitor personal transactions and ensure that such transactions are consistent with the best interests of the Fund.



                             PROXY VOTING GUIDELINES


Policies of the Fund's Investment Adviser
     Upon receiving each proxy the Adviser will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Adviser will consider information from a variety of sources in evaluating the issues presented in a proxy. The Adviser generally supports policies, plans and structures that it believes gives quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, the Adviser generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.

     Each proxy will be reviewed on a case by case basis by the firm's principals. If the matter is judged to be routine, the proxy will be voted accordingly with management. If the matter is not routine, the proposals will be evaluated to determine if: 1) they conform with general industry and business practices, 2) they are fair and reasonable 3) they serve to sustain and promote the shareholders' right to receive future financial rewards. Proposals which are expected to hinder the highest realized value for the corporations assets will be deemed contrary to the best interests of the shareholders and will be voted against.

Conflicts of Interest

     The Adviser's duty is to vote in the best interests of the Fund's shareholders. Therefore, in situations where there is a conflict of interest between the interests of the Adviser and the interests of the Fund, the Adviser will take one of the following steps to resolve the conflict:

1. Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on the part of the Adviser;
2. Disclose the conflict to the Independent Trustees of the Fund and obtain their direction on how to vote the proxy; or
3. Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service.

     In the event of a conflict between the interests of the Adviser and the Fund, the Adviser's policies provide that the conflict may be disclosed to the Board or its delegate, who shall provide direction on how to vote the proxy. The Board has delegated this authority to the independent trustees, and the proxy voting direction in such a case shall be determined by a majority of the independent trustees.

More Information
     The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ending June 30, 2004) will be available without charge, upon request by calling toll-free, 1-888-KENFUND or by accessing the SEC's website at www.sec.gov. In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-888-KENFUND and will be sent within three business days of receipt of a request.


                              SHAREHOLDER MEETINGS

     The Fund does not hold annual shareholder meetings, but does hold special shareholder meetings when the Board of Trustees believes it is necessary or when required by law. The Fund will hold a special meeting when requested in writing by the holders of at least 10% of the shares eligible to vote at a meeting. Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting the lesser of $25,000 or 1% of the outstanding shares of the Fund stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Fund has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

                                PERFORMANCE DATA

TOTAL RETURN

     Average Annual Total Returns - Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's investment portfolio. The Fund's average annual total return figures are computed in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                 P(1 + T) = ERV

where P equals a hypothetical initial payment of $1,000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. This calculation
(i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the prospectus, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.


     The Fund's average annual total return computed at the public offering price (net asset value) for the Fund for the fiscal year ended April 30, 2003 was as follows:


                  One Year                                      -19.01%
                  Five Years                                     -1.62%
                  Since Inception (May 1, 1996)                   5.12%


     Average Annual Total Return (after Taxes on Distributions) - The Fund's quotations of average annual total return (after taxes on distributions) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:

                                        n
                                P(1 + T) = ATVD

where P equals a hypothetical initial payment of $1,000; T equals average annual total return; n equals the number of years; and ATVD equals the ending value of the hypothetical initial investment after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the Investment Adviser.


     The Fund's average annual total return (after taxes on distributions) computed at the public offering price (net asset value) for the Fund for the fiscal year ended April 30, 2003 was as follows:


                  One Year                                      -19.28%
                  Five Years                                     -2.92%
                  Since Inception (May 1, 1996)                   3.69%

         Average Annual Total Return (after Taxes on Distributions and Redemption) - The Fund's quotations of average annual total return (after taxes on distributions and redemption) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemptions according to the following formula:

                                       n
                               P(1 + T)  = ATVDR

where P equals a hypothetical initial payment of $1,000; T equals average annual total return; n equals the number of years; and ATVDR equals the ending redeemable value of the hypothetical initial investment after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by the Investment Adviser.


     The Fund's average annual total return (after taxes on distributions and redemption) computed at the public offering price (net asset value) for the Fund for the fiscal year ended April 30, 2003 was as follows:


                  One Year                                      -12.39%
                  Five Years                                     -1.83%
                  Since Inception (May 1, 1996)                   3.56%

     Total return is the cumulative rate of investment growth, which assumes that income dividends and capital gains are reinvested. It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting the amount of the original investment, and dividing this amount by the amount of the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.


     Fund Performance. In reports or other communications to shareholders and in advertising material, the Fund may compare its performance with recognized unmanaged indexes or stock market averages such as the Standard & Poor's 500 Index, Dow Jones Industrial Average, Standard & Poor's MidCap 400 Index, Russell Midcap Index and New York Stock Exchange Composite Index. Also, the Fund may compare its performance with that of other mutual funds of comparable size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc., or similar independent services which monitor the performance of mutual funds or other industry or financial publications. The Fund may also include evaluations published by nationally recognized ranking services and by financial publications such as Business Week, Forbes, Kiplinger's, Institutional Investor and Money Magazine. The Fund's past performance should not be considered representative of future performance of the Fund.


     The Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period that, if applied to a hypothetical $1,000 initial investment, would produce the redeemable value of the investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. The Fund may also utilize a total return for differing periods computed in the same manner but without annualizing the total return.

     The Fund's performance is a function of conditions in the securities markets, portfolio management and operating expenses, and past results are not necessarily indicative of future results. Performance information supplied by the Fund may not provide a basis for comparison with other investments using differing reinvestment assumptions or time periods.

                              FINANCIAL STATEMENTS


     The fiscal year 2003 Annual Report for the Fund for the fiscal year ended April 30, 2003 is a separate document supplied with this SAI and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this SAI.


                           PART C. OTHER INFORMATION

Item 23. Financial Statements and Exhibits

     (a) Declaration of Trust, incorporated by reference to Registrant's Registration Statement on Form N-lA, File No. 333-1171.

     (b)  By-Laws,   incorporated  by  reference  to  Registrant's  Registration
          Statement on Form N-lA, File No. 333-1171.

     (c)  Instruments Defining Rights of Security Holders - Not Applicable.

     (d)  Investment   Advisory   Agreement,   incorporated   by   reference  to
          Pre-Effective Amendment No. 2 on Form N-1A, File No. 333-1171.

     (e) Underwriting Agreement - incorporated by reference to Post-Effective Amendment No. 9 on Form N-1A, File No. 333-1171.

     (f)  Bonus or Profit Sharing Contracts - Not Applicable.

     (g)  Custodian   Agreement,   incorporated  by  reference  to  Registrant's
          Registration Statement on Form N-lA, File No. 333-1171.

     (h) Transfer Agency Contract, incorporated by reference to Registrant's Registration Statement on Form N-lA, File No. 333-1171.

          Retirement Plans, incorporated by reference to Pre-Effective Amendment No. 2 on Form N-1A, File No. 333-1171.

     (i)  Opinion and Consent of Counsel - Filed herewith.

     (j)  Consent of Independent Accountants to Use of Report - Filed herewith.

     (k) Financial Statements, incorporated by reference to the following portions of the Registrant's 2003 Annual Report; a copy of the report was filed with the Commission on July 10, 2003 and is not included in this amendment.

          (1)  Statement of Assets and Liabilities at April 30, 2003

          (2)  Report of Independent Accountants

          (3)  Statement of Assets and Liabilities

          (4)  Statement of Operations for the year ended April 30, 2003

          (5)  Schedule of Investments at April 30, 2003

          (6) Statement of Changes in Net Assets for the years ended April 30, 2003 and April 30, 2002

          (7)  Notes to Financial Statements.


     (l)  Agreement Relating to Initial Capital - Not applicable.

     (m)  Rule  12b-1   Distribution   Plan,   incorporated   by   reference  to
          Registrant's Registration Statement on Form N-1A, File No. 333-1171.

     (n)  Rule 18f-3 Plan - Not applicable.

     (o)  Reserved.

     (p)  Code  of   Ethics,   incorporated   by   reference   to   Registrant's
          Post-Effective Amendment No. 8 on Form N-1A, File No. 333-1171

     (q)  Powers  of  Attorney,   incorporated   by  reference  to  Registrant's
          Registration Statement on Form N-lA, File No. 333-1171.

          Power of Attorney for Roger W. Spencer, incorporated by reference to Registrant's Post-Effective Amendment No. 6 on Form N-1A, File No. 333-1171

Item 24. Persons Controlled By or Under Common Control With Registrant

                  Not Applicable.

Item 25. Indemnification

     Reference is made to Article VIII of the Declaration of Trust of the Registrant, filed as Exhibit 1 to Registrant's Registration Statement File No. 333-1171 which provides the following:

     No Trustee or officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee. No Trustee or officer shall be liable for any act or omission in his or her capacity as Trustee or officer, or for any act or omission of any officer or employee of the Trust or of any other person or party, provided that nothing contained herein or in the Delaware Business Trust Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or as an officer.

     The Trust indemnifies each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal in which said Trustee may be involved or with which said Trustee may be threatened, while as a Trustee or thereafter by reason of being or having been such a Trustee except with respect to any matter as to which said Trustee shall have been adjudicated to have acted in bad faith or with willful misfeasance, gross negligence or reckless disregard of the duties of office; provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel had been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which such person may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 8.2; provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that such person is not entitled to such indemnification.

     The Trust indemnifies the officers and has the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to this Section 8.2.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

     The Kenwood Group, Inc., the Registrant's investment adviser, renders investment advisory services to individual, institutional and pension and profit-sharing plan accounts. None of the officers or directors of the Adviser have been engaged in other professions and/or employment capacities during the past two fiscal years.



Item 27. Principal Underwriter.

         (a) Quasar Distributors, LLC, the Registrant's principal underwriter, acts as principal underwriter for the following investment companies:

----------------------------------------- --------------------------------------
          Advisors Series Trust              The Hennessy Mutual Funds, Inc.
           AHA Investment Funds                    Jacob Internet Fund
     Alpha Analytics Investment Trust          The Jensen Portfolio, Inc.
           Alpine Equity Trust                        Kenwood Funds
           Alpine Series Trust                  Kit Cole Investment Trust
     Alternative Investment Advisors           Light Revolution Fund, Inc.
            Blue & White Fund                       The Lindner Funds
         Brandes Investment Trust                      LKCM Funds
      Brandywine Advisors Fund, Inc.      Matrix Asset Advisor Value Fund, Inc.
           Brazos Mutual Funds                     Monetta Fund, Inc.
              Buffalo Funds                           Monetta Trust
            CCM Advisors Funds                          MP63 Fund
       CCMA Select Investment Trust                    MUTUALS.com
        Country Mutual Funds Trust                    NorCap Funds
            Cullen Funds Trust                       Optimum Q Funds
         Dow Jones Islamic Index                   Permanent Portfolio
              Everest Funds                    PIC Investment Trust Funds
        First American Funds, Inc.          Professionally Managed Portfolios
First American Insurance Portfolios, Inc.       Prudent Bear Mutual Funds
  First American Investment Funds, Inc.           Purisima Funds Trust
   First American Strategy Funds, Inc.                Rainier Funds
             FFTW Funds, Inc.                       SEIX Funds, Inc.
         Fort Pitt Capital Funds              TIFF Investment Program, Inc.
               Gintel Fund                     Thompson Plumb Funds, Inc.
           Glenmede Fund, Inc.            TT International U.S.A. Master Trust
         Guinness Atkinson Funds                      Wexford Trust
       Harding, Loevner Funds, Inc.                   Zodiac Trust
         The Hennessy Funds, Inc.
----------------------------------------- --------------------------------------

     (b) To the best of Registrant's knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal   Position and Offices with Quasar Positions and Offices with
Business Address     Distributors, LLC                Registrant
-------------------- -------------------------------- --------------------------
James R. Schoenike   President, Board Member          None
-------------------- -------------------------------- --------------------------
Donna J. Berth       Treasurer                        None
-------------------- -------------------------------- --------------------------
Joe Redwine          Board Member                     None
-------------------- -------------------------------- --------------------------
Bob Kern             Board Member                     None
-------------------- -------------------------------- --------------------------
Eric W. Falkeis      Board Member                     None
-------------------- -------------------------------- --------------------------

The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.


     (c) The following table sets forth the commissions and other compensation received, directly or indirectly, from the Funds during the last fiscal year by the principal underwriter who is not an affiliated person of the Funds.


                               (2)            (3)
             (1)               Net       Compensation
          Name of          Underwriting       on           (4)          (5)
        Principal         Discounts and Redemption and  Brokerage      Other
        Underwriter         Commission    Repurchases  Commissions Compensation
------------------------ -------------- -------------- ----------- ------------
Quasar Distributors, LLC         None         None        None         None



Item 28.          Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

-------------------------------- -----------------------------------------------
Records Relating to:             Are located at:
-------------------------------- -----------------------------------------------
Registrant's transfer agent      U.S. Bancorp Fund Services, LLC
                                 615 East Michigan Street
                                 Milwaukee, WI  53202
-------------------------------- -----------------------------------------------
Registrant's custodian           U.S. Bank, N.A.
                                 425 Walnut Street
                                 Cincinnati, OH  45202
-------------------------------- -----------------------------------------------
Registrant's investment adviser  The Kenwood Funds
                                 10 South LaSalle Street, Suite 3610
                                 Chicago, IL, 60603
-------------------------------- -----------------------------------------------

Item 29. Management Services.

         Not applicable.

Item 30. Undertakings.

     Registrant undertakes to file amendments to its registration statement and to furnish to each person to whom a Prospectus is delivered, a copy of the Registrant's latest Annual Report to Shareholders, upon request and without charge.



SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 10 to the Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and the State of Illinois on the 28th day of August, 2003.

                                    THE KENWOOD FUNDS

                                    By:/s/Barbara L. Bowles
                                    -----------------------------------------
                                    Barbara L. Bowles, President, Principal
                                    Executive Officer, Principal Financial
                                    Officer, Chief Financial Officer and
                                    Trustee

     Pursuant to the requirements of the Securities Act of 1933, Registration Statement has been signed below by the following persons in the capacities and on 28th day of August, 2003.

Signature                    Title

/s/ Barbara L. Bowles        President, Principal Executive Officer,
---------------------------  Principal Financial Officer, Chief Financial
Barbara L. Bowles            Officer and Trustee

/s/ Clark Burus*             Independent Trustee
---------------------------
Clark Burus

/s/ Patty Litton Delony*     Independent Trustee
---------------------------
Patty Litton Delony

/s/ Challis M. Lowes*        Independent Trustee
---------------------------
Challis M. Lowes

/s/ Roger W. Spencer*        Independent Trustee
---------------------------
Roger W. Spencer

/s/ Reynaldo P. Glover*      Trustee
---------------------------
Reynaldo P. Glover

* By: /s/ Barbara L. Bowles
      -----------------------------
         Barbara L. Bowles
         Attorney-in-Fact pursuant to Powers of Attorney filed with the initial Registration Statement, Post-Effective Amendments No. 3 and No. 6 on Form N-1A, File No. 333-1171 on February 2, 1996, August 27, 1998, and June 30, 2000, respectively.




EXHIBIT INDEX

      Exhibit                                                    Exhibit No.
      -------                                                    -----------
      Legal Opinion                                              Ex. 99.i
      Consent of Independent Accountants                         Ex. 99.j